UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2019

CORTEVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road

Wilmington, Delaware 19805

(Address of principal executive offices) (Zip Code)

(302) 774-1000

(Registrant’s telephone numbers, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Corteva, Inc. (the “Company”) is filing with this Current Report on Form 8-K the unaudited pro forma combined balance sheet as of March 31, 2019 and the unaudited pro forma combined statement of income for the three months ended March 31, 2019 of Corteva, Inc. (collectively, the “pro forma financial statements”) and the unaudited combined financial statements of The Dow Agricultural Sciences Business as of March 31, 2019 and for the three months ended March 31, 2019 and March 31, 2018.

The pro forma financial statements and the unaudited combined financial statements of The Dow Agricultural Sciences Business are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference in this Item 8.01.

The unaudited pro forma financial statements give effect to the Internal Reorganization, the Debt Retirement Transactions and the Corteva Distribution, each as defined in Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The following information is attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference:

(i)    the Unaudited Pro Forma Combined Balance Sheet and Statement of Income of Corteva, Inc. as of and for the three months ended March 31, 2019; and

(ii)    the Unaudited Combined Financial Statements of The Dow Agricultural Sciences Business as of March 31, 2019 and for the three months ended March 31, 2019 and March 31, 2018.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Unaudited Pro Forma Balance Sheet and Income Statement of Corteva, Inc. as of and for the three months ended March 31, 2019.

99.2	Unaudited Combined Financial Statements of The Dow Agricultural Sciences Business as of March 31, 2019 and for the three months ended March 31, 2019 and March 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Gregory R. Friedman
Name:	Gregory R. Friedman
Title:	Executive Vice President, Chief Financial Officer

Date: May 31, 2019

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